Earnings per Common Share	9 Months Ended
Sep. 30, 2014
Earnings Per Common Share [Abstract]
Earnings Per Common Share
18.   Earnings per Common Share:

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period using the two class method. Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 17), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive.

As of September 30, 2013 and 2014, the Company excluded 1,590,502 and 1,929,083 non vested shares, respectively, as anti-dilutive.
The treasury stock method is used in calculating diluted earnings per share for the Convertible Unsecured Senior Notes as the Company expects to settle the principal in cash.

The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:
	Nine Months Ended September 30,
	2013	2014

Net income	$ 20,051	$ 10,074

Less: Dividends declared and undistributed earnings allocated to unvested shares	(552	)(367)
Basic and diluted income available to common stockholders	19,499	9,707

Basic weighted average number of common shares outstanding	45,674,479	46,249,949

Diluted weighted average number of common shares outstanding	45,674,479	46,249,949

Basic earnings per common share	$ 0.43	$ 0.21
Diluted earnings per common share	$0.43	$ 0.21